OFI CARLYLE PRIVATE CREDIT FUND

Class A Shares

Class I Shares

Class L Shares

Class N Shares

Class Y Shares

Supplement dated August 9, 2019 to the Prospectuses and Statement of Additional Information (“SAI”)

This supplement amends the prospectuses and SAI of OFI Carlyle Private Credit Fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the prospectuses and SAI and retain it for future reference.

I.

Effective immediately, Kamal Bhatia has resigned as Trustee, President and Principal Executive Officer of the Fund and as vice-chairman and member of the Adviser’s Portfolio Allocation Advisory Committee. All references to Mr. Bhatia are hereby removed from the Fund’s prospectuses and SAI.

Also effective immediately, Rohit Vohra has been elected President and Principal Executive Officer of the Fund by the Fund’s Board of Trustees.

II.	The section on the cover page of each prospectus entitled Investment Adviser and Sub-Adviser is hereby deleted and replaced with the following:

The investment adviser to the Fund is OC Private Capital, a joint venture between an affiliate of Invesco, Ltd. (“Invesco”) and Carlyle Investment Management L.L.C. (“Carlyle”). OC Private Capital is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The investment sub-adviser to the Fund is Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), an investment adviser registered with the SEC under the Advisers Act. OC Private Capital oversees the allocation of the Fund’s assets to its underlying credit strategies and the Sub-Adviser sources and makes investment decisions within each strategy.

III.	The section of each prospectus entitled SUMMARY OF TERMS/THE ADVISER is hereby deleted and replaced with the following:

OC Private Capital serves as the Fund’s investment adviser. OC Private Capital is registered as an investment adviser with the SEC under the Advisers Act and is a joint venture between an affiliate of Invesco and Carlyle. OC Private Capital is majority controlled by Invesco.

IV.	The section of each prospectus entitled THE ADVISER AND SUB-ADVISER is hereby deleted and replaced with the following:

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OC Private Capital, an investment adviser registered with the SEC under the Advisers Act, serves as the Adviser. OC Private Capital is a joint venture between an affiliate of Invesco and Carlyle. OC Private Capital is majority controlled by Invesco. CGCIM serves as the Fund’s investment sub-adviser. CGCIM is registered as an investment adviser with the SEC under the Advisers Act and is a majority-owned subsidiary of Carlyle.

Invesco

Invesco and its subsidiaries are an independent global investment management group. On May 25, 2019, Invesco acquired the controlling interest in the Adviser from Massachusetts Mutual Life Insurance Company through Invesco’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Carlyle

Carlyle is a global investment firm with more than $223 billion of assets under management as of June 30, 2019 across 362 active investment vehicles. The firm also has a large and diversified investor base with more than 2,025 active carry fund investors located in 91 countries.

Carlyle combines global vision with local insight, relying on a team of over 625 investment professionals operating out of 33 offices in 20 countries to uncover superior opportunities in Africa, Asia, Australia, Europe, Latin America, the Middle East and North America.

V.	The section of each prospectus entitled INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES/The Investment Process is hereby deleted and replaced with the following:

The Investment Process

The Adviser’s Portfolio Allocation Advisory Committee (“PAAC”) oversees the allocation of the Fund’s assets among the various credit strategies, and is broadly responsible for (i) formulating, monitoring and updating the investment policy statement of the Fund, (ii) advising as to strategic and tactical allocation in response to dynamic market conditions and reviewing weightings across credit strategies to ensure they are consistent with the Committee’s target allocations, (iii) oversight of the investment portfolio of the Fund, (iv) reviewing the valuation policy and procedures for the Fund and (v) monitoring the risk management process for the Fund. The PAAC currently consists of seven individuals, with four voting and three non-voting members. Invesco has appointed one voting member of the PAAC, Andrew Peters, and two non-voting members, Stephen Volpe and Rohit Vohra. Invesco has the right to appoint one additional voting member to the PAAC.  Carlyle has appointed three voting members of the PAAC, Mark Jenkins, Justin Plouffe and Linda Pace, and one non-voting member, Brian Marcus. Carlyle has the right to appoint one additional non-voting member to the PAAC. Mark Jenkins currently serves as the chairman of the PAAC and Invesco has the right to appoint the vice-chairman. PAAC meetings are held at least quarterly.

Following the allocation of the Fund’s assets by the PAAC, investments in each strategy are determined and sourced by the Sub-Adviser.

VI.	All instances of “OFI” in the section of each prospectus entitled TYPES OF INVESTMENTS AND RELATED RISKS/Other Risks Relating to the Fund/Potential Conflicts of Interest Risk—Allocation of Investment Opportunities are hereby replaced with “Invesco”.

VII.	All instances of “OFI” in the section of each prospectus entitled MANAGEMENT OF THE FUND/Investment Personnel/Andrew Peters are hereby replaced with “Invesco”.

VIII.	All instances of “OFI” in the section of each prospectus entitled DETERMINATION OF NET ASSET VALUE are hereby replaced with “Invesco”.

IX.	All instances of “OFI” in the section of each prospectus entitled CONFLICTS OF INTEREST are hereby replaced with “Invesco”.

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X.	The section of the SAI entitled MANAGEMENT OF THE FUND/Board of Trustees and Officers applicable to officers is hereby amended to reflect Mr. Vohra’s election:

	Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
	Rohit Vohra (1972)	President and Principal Executive Officer	Indefinite Length – Since 2019	Chief Executive Officer, OC Private Capital, LLC (since 2019); Senior Vice President, Invesco Distributors, Inc. (since 2019); Senior Vice President, OFI Global Asset Management, Inc. (2019); Chief Operating Officer, OC Private Capital, LLC (since 2018); Vice President, OFI Global Asset Management, Inc. (2016-2018); Senior Product Manager, RBC Wealth Management (2013-2016)

August 9, 2019	O-CPC-SUP-2

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